UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Semiannual report
3 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 21

Message from the Trustees

May 11, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product (GDP) growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

About the fund

Municipal bonds can play
a key role in a tax-smart
investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

The bottom line: Income you keep after paying taxes matters more than pre-tax yield

You keep more income from municipal bonds because it is exempt from most state and federal income taxes

Source: Bloomberg Index Services Limited, Putnam, as of 3/31/21. Past performance is no guarantee of future results. Yields for U.S. Treasurys, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Defaults in the municipal bond market have been a relative rarity

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Bloomberg Index Services Limited.

† Source: Lipper, a Refinitiv company.

‡ The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

§ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

* Source: Bloomberg Index Services Limited.

4 Tax Exempt Income Fund

Paul, how did municipal bonds perform during the reporting period?

With an improving economic outlook and positive supply/demand technicals, the municipal bond market performed well on an absolute and relative basis. The Bloomberg Barclays Municipal Bond Index [the benchmark] rose 1.46%, outperforming U.S. Treasuries and the broader U.S. fixed-income markets. November was rewarding due to announcements by Pfizer/BioNTech and Moderna about the efficacy of their Covid-19 vaccines and the end of election uncertainty. In its final policy meeting of 2020, the Federal Reserve kept its key overnight interest rate near zero and remained committed to its bond-buying program to support the credit markets. The Fed indicated the measures would stay in place until its maximum employment and price stability goals were met.

The positive sentiment continued into the new year, on the heels of the $900 billion Covid-19 aid bill passed in December 2020. Investors were also in an upbeat mood due to the Biden administration’s plans to boost the Covid-19 vaccine rollout and to pass another stimulus package to spur economic growth. However,

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 3/31/21. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the floating rate portion of tender option bonds, if applicable, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax Exempt Income Fund

municipals reversed course in February, along with other interest rate-sensitive, fixed-income securities. Investors worried that additional stimulus measures would accelerate the economic recovery and lead to rising inflation. This resulted in higher bond yields further out on the yield curve while short-term interest rates remained near zero, anchored by the Fed’s monetary policy. The sharp rise in bond yields unsettled the financial markets. Underscoring inflation fears, oil prices spiked to their highest in more than a year on March 15, 2021.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local governments. Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023.

What contributed to the improving municipal fundamentals and favorable technicals?

Credit fundamentals continue to improve, in our view. We’ve seen an uptick in state and local tax revenue from second-quarter 2020 crisis levels, although states with income taxes have generally navigated the pandemic better than states that rely more on sales taxes. Furthermore, we believe improving economic activity, job growth, home-price appreciation, and the federal government’s direct aid to state and local governments is supporting a recovery in credit fundamentals. And despite pandemic-related challenges, defaults remain low and within long-term ranges. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, and defaults within the investment-grade-rated universe were a rare occurrence.

With the outlook and market confidence generally improving, technicals are favorable as well. Fund flows, a measure of investor demand for mutual funds, totaled $51 billion for the six-month period. This demand was met with new issue supply that was down 5% from the same period a year ago, which helped to support prices. Tax-exempt supply was relatively steady on a year-over-year basis and was met by very strong demand. The Biden administration’s proposed infrastructure plan, which includes increased taxes for corporations, could generate additional interest in tax-free municipal bonds. As such, we believe the technical backdrop is favorable for the asset class and should continue to be a tailwind for the balance of 2021.

How did the fund perform during the reporting period?

For the six months ended March 31, 2021, the fund outperformed the municipal benchmark and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What strategies influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to investment-grade bonds rated A and BBB relative to the benchmark. The fund also held a slightly underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored continuing-care retirement communities, pre-paid gas, and power and water/sewer utilities, as well as other revenue sectors, relative to the fund’s Lipper peer group.

Tax Exempt Income Fund 7

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. Our yield-curve positioning was defined by an overweight in bonds with maturities of 10 to 20 years relative to the Lipper peer group at period-end. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the benchmark.

The fund held an overweight exposure to revenue bonds versus general obligation bonds compared with its Lipper peer group. The fund’s exposure to state and local governments was limited to those with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’ financial profile continues to stabilize and that its flexibility and credit fundamentals were not completely reflected by market spreads.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group with no exposure at period-end. The portfolio’s exposure was less than 0.5% of total net assets and predominantly composed of pre-refunded bonds. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market in the coming months?

Municipal bonds have withstood a lot of market volatility since March 11, 2020, when the World Health Organization announced the coronavirus outbreak had reached the level of a pandemic. Just over a year later, we believe we are coming out on the other side of this health crisis, with the aid of multiple relief packages and medical advancements. The recent cash

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the floating rate portion of tender option bonds, if applicable, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

infusions provided by the American Rescue Plan will help state and local governments enter their 2022 budget sessions with enough cash on hand to help absorb the economic stress of the pandemic, in our view.

In addition, we believe that with the easing of mobility restrictions and the American Rescue Plan, U.S. economic growth will be strong in 2021. At the same time, the Fed remains committed to its twin goals of maximum employment and 2% sustained inflation. With these and other factors at play, we believe the greatest opportunities reside in the lower parts of the investment-grade universe as well as the high-yield sectors at this point in the economic recovery.

We’ll continue to adjust the portfolio to reflect the team’s best ideas to secure income as well as total return prospects in this evolving interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/76)
Before sales charge	6.22%	57.34%	4.64%	19.11%	3.56%	15.12%	4.81%	7.14%	2.50%
After sales charge	6.12	51.05	4.21	14.34	2.72	10.52	3.39	2.85	–1.60
Class B (1/4/93)
Before CDSC	6.05	49.55	4.11	15.51	2.93	12.95	4.14	6.59	2.31
After CDSC	6.05	49.55	4.11	13.51	2.57	9.95	3.21	1.59	–2.69
Class C (7/26/99)
Before CDSC	6.06	47.84	3.99	14.62	2.77	12.42	3.98	6.41	2.23
After CDSC	6.06	47.84	3.99	14.62	2.77	12.42	3.98	5.41	1.23
Class R6 (5/22/18)
Net asset value	6.29	60.98	4.88	20.47	3.79	15.81	5.01	7.41	2.76
Class Y (1/2/08)
Net asset value	6.29	61.05	4.88	20.52	3.80	15.86	5.03	7.50	2.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Tax Exempt Income Fund

Comparative index returns For periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond	—†	55.84%	4.54%	18.72%	3.49%	15.47%	4.91%	5.51%	1.46%
Index*
Lipper General &
Insured Municipal
Debt Funds	5.66%	57.61	4.61	18.18	3.38	14.66	4.66	6.74	2.41
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Source: Bloomberg Index Services Limited.

† The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21, there were 290, 287, 251, 220, 163, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.096641		$0.070141	$0.063760	$0.108745	$0.107904
Capital gains[2]	—		—	—	—	—
Total	$0.096641		$0.070141	$0.063760	$0.108745	$0.107904
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/20	$8.68	$9.04	$8.68	$8.70	$8.69	$8.70
3/31/21	8.80	9.17	8.81	8.83	8.82	8.83
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.14%	2.06%	1.55%	1.40%	2.41%	2.39%
Taxable equivalent[4]	3.61	3.48	2.62	2.36	4.07	4.04
Current 30-day
SEC yield[5]	N/A	0.91	0.36	0.21	1.21	1.20
Taxable equivalent[4]	N/A	1.54	0.61	0.35	2.04	2.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/20	0.83%*	1.43%	1.58%	0.56%	0.58%
Annualized expense ratio for the six-month
period ended 3/31/21	0.81%	1.41%	1.56%	0.54%	0.56%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Distribution and service (12b-1) fees have been restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/20 to 3/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.09	$7.11	$7.87	$2.73	$2.83
Ending value (after expenses)	$1,025.00	$1,023.10	$1,022.30	$1,027.60	$1,027.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/21, use the following calculation method. To find the value of your investment on 10/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.08	$7.09	$7.85	$2.72	$2.82
Ending value (after expenses)	$1,020.89	$1,017.90	$1,017.15	$1,022.24	$1,022.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 13

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

Tax Exempt Income Fund 15

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 17

The fund’s portfolio 3/31/21 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	PSFG Permanent School Fund Guaranteed
AGM Assured Guaranty Municipal Corporation	Q-SBLF Qualified School Board Loan Fund
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
FGIC Financial Guaranty Insurance Company	rate securities with long-term maturities that carry
FRB Floating Rate Bonds: the rate shown is the current	coupons that reset and are payable upon demand
interest rate at the close of the reporting period. Rates	either daily, weekly or monthly. The rate shown is the
may be subject to a cap or floor. For certain securities,	current interest rate at the close of the reporting
the rate may represent a fixed rate currently in place	period. Rates are set by remarketing agents and may
at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
NATL National Public Finance Guarantee Corporation	Index rate, which was 0.07% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (103.3%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB	$1,000,000	$1,175,243
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,575,000	3,081,573
5.00%, 9/15/33	AA	350,000	419,815
			4,676,631
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
4.00%, 10/1/44	A+/F	6,425,000	7,174,993
4.00%, 10/1/39	A+/F	2,575,000	2,912,711
			10,087,704
Arizona (3.0%)
AZ Game & Fish Dept. and Comm. Rev. Bonds,
(AGF Administration Bldg.), 5.00%, 7/1/21	Aa2	135,000	135,477
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable
School Revolving Fund, LLC Oblig. Group)
4.00%, 11/1/45	A	2,200,000	2,504,546
4.00%, 11/1/40	A	800,000	922,273
4.00%, 11/1/39	A	750,000	867,796
4.00%, 11/1/38	A	600,000	696,695
4.00%, 11/1/37	A	1,100,000	1,281,322
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	1,025,000	1,140,805
AZ State Sports & Tourism Auth. Rev. Bonds,
(Multi-Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	521,905
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	262,697
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	BBB–/F	3,500,000	3,803,060
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	290,037

18 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/48	AA–	$600,000	$697,753
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	279,044
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	379,972
Northern AZ U. Rev. Bonds, 5.00%, 6/1/34	A1	250,000	280,020
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds,
(Civic Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,562,717
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,071,841
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	1,010,000	1,116,835
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	65,000	66,694
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	145,000	151,731
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
5.00%, 7/1/35	BB	100,000	109,696
Ser. A, 5.00%, 7/1/35	BB	150,000	164,545
Salt River Project Agricultural Impt. & Pwr.
Dist. Rev. Bonds
5.00%, 1/1/29 ##	Aa1	2,700,000	3,433,926
5.00%, 1/1/28 ##	Aa1	1,000,000	1,247,954
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,900,000	2,478,560
5.00%, 12/1/37	A3	500,000	694,842
U. of AZ Board of Regents Syst. Rev. Bonds,
(Green Bond), Ser. A, 5.00%, 7/1/41	Aa2	200,000	233,658
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.), Ser. A, 5.25%, 8/1/33	A2	100,000	108,799
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	274,573
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A	400,000	453,733
			27,233,506
California (5.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	1,300,000	1,340,273
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1,
Class A, 3.50%, 11/20/35	BBB+	3,200,000	3,653,847
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 0.04%, 8/1/52	VMIG 1	1,500,000	1,500,000
CA State VRDN
Ser. A-2, 0.03%, 5/1/33 (Prerefunded 5/3/21)	VMIG 1	3,800,000	3,800,000
Ser. A-3, 0.03%, 5/1/33 (Prerefunded 5/3/21)	VMIG 1	9,380,000	9,380,000
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (California Academy
of Sciences), Ser. B, 0.456%, 8/1/47	A2	1,000,000	999,981
CA State Poll. Control Fin. Auth. Rev. Bonds,
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,929,946
CA State Poll. Control Fin. Auth. 144A Rev. Bonds,
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	3,500,000	3,705,956

Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Pub. Wks. Board Rev. Bonds, (Various Cap.
Projects.), Ser. A, 5.00%, 8/1/33 ##	Aa3	$4,500,000	$5,659,303
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	677,792
AGM, 5.00%, 11/15/44 (Prerefunded 11/15/24)	AA	1,500,000	1,754,197
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,596,960
San Bernardino Cnty., FRB, Ser. C, 0.345%, 8/1/23	AA+	7,500,000	7,447,817
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 0.06%, 5/1/58	VMIG 1	2,000,000	2,000,000
U. of CA VRDN Rev. Bonds, Ser. AL-4, 0.04%, 5/15/48	VMIG 1	4,800,000	4,800,000
			52,246,072
Colorado (3.2%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,127,159
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	A–/F	1,000,000	1,108,730
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/37 T	Baa1	425,000	479,852
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/38 T	Baa1	650,000	732,722
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/39 T	Baa1	650,000	731,397
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/39 T	Baa1	2,250,000	2,507,575
(CommonSpirit Health Oblig. Group), Ser. A-2,
4.00%, 8/1/49 T	Baa1	4,500,000	4,995,807
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Covenant Living Cmnty. and Svcs. Oblig. Group),
4.00%, 12/1/50	A–/F	4,100,000	4,523,997
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,156,034
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	5,000,000	3,721,956
Park Creek, Metro. Dist. Tax Allocation Bonds,
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	A/F	225,000	253,997
Regl. Trans. Dist. Rev. Bonds,
(Denver Transit Partners, LLC)
5.00%, 1/15/32	Baa2	1,000,000	1,289,945
4.00%, 7/15/34	Baa2	1,000,000	1,187,530
4.00%, 1/15/33	Baa2	350,000	418,210
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/50	AA	1,500,000	1,795,926
5.00%, 12/1/31	AA	230,000	289,117
3.25%, 12/15/50	AA	2,000,000	2,115,728
			29,435,682

20 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Connecticut (1.0%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	$1,500,000	$1,671,308
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39 T	Aaa	1,685,000	1,791,061
Ser. B-1, 4.15%, 11/15/44 T	Aaa	4,065,000	4,314,623
Ser. F-2, 2.20%, 5/15/23	Aaa	965,000	993,444
			8,770,436
District of Columbia (2.5%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41
(Prerefunded 4/1/21)	BBB–	2,955,000	2,955,000
(Intl. School), 5.00%, 7/1/54	BBB	1,275,000	1,452,713
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,449,277
(D.C. Intl. School), 5.00%, 7/1/39	BBB	2,000,000	2,333,870
(KIPP DC), Ser. A, 5.00%, 7/1/37	BBB+	2,500,000	2,950,193
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	A2	1,035,000	1,038,081
Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(Dulles Metrorail & Capital Impt Project), Ser. B,
4.00%, 10/01/53 T	A–	2,050,000	2,308,860
(Dulles Metrorail & Capital Impt Project), Ser. B,
4.00%, 10/01/44 T	A–	2,050,000	2,326,918
(Metrorail), Ser. A, zero %, 10/1/37	A–	11,000,000	6,215,000
			23,029,912
Florida (4.3%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A	890,000	934,640
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds,
(River City Ed. Oblig. Group)
4.00%, 7/1/55	Baa3	750,000	794,358
4.00%, 7/1/45	Baa3	600,000	640,811
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,700,000	4,218,117
Lakeland, Hosp. Syst. Rev. Bonds,
(Lakeland Regl. Hlth.)
5.00%, 11/15/45	A2	1,735,000	1,944,935
5.00%, 11/15/40	A2	2,175,000	2,449,612
Lee Cnty., Indl. Dev. Auth. Rev. Bonds,
(Shell Point/Waterside Hlth.)
5.00%, 11/15/49	BBB+	1,800,000	2,066,760
5.00%, 11/15/39	BBB+	750,000	871,029
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/40	A–	5,000,000	5,930,128
Ser. A, 5.00%, 10/1/38	A–	1,750,000	2,032,729
Ser. A, 4.00%, 10/1/44	A–	3,000,000	3,347,757
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,956,852
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,870,622
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	528,994

Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Florida cont.
Tampa, Cap. Impt. Cigarette Tax Rev. Bonds,
(Cap. Appn.), Ser. A
zero %, 9/1/49	A1	$2,250,000	$790,054
zero %, 9/1/42	A1	830,000	396,847
Tampa, Hosp. Rev. Bonds, (H. Lee Moffitt Cancer Ctr.
& Research Inst.), 4.00%, 7/1/45	A2	2,500,000	2,820,981
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds,
(Embry-Riddle Aeronautical University, Inc.), Ser. A
4.00%, 10/15/39	A2	500,000	567,454
4.00%, 10/15/37	A2	725,000	827,227
4.00%, 10/15/35	A2	325,000	373,851
			39,363,758
Georgia (4.4%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station),
5.00%, 12/1/24	A3	800,000	915,573
Cobb Cnty., Kennestone Hosp. Auth. Rev. Bonds,
(WellStar Hlth. Syst. Oblig. Group)
4.00%, 4/1/41	A2	275,000	318,693
4.00%, 4/1/39	A2	475,000	553,385
4.00%, 4/1/36	A2	250,000	294,099
4.00%, 4/1/35	A2	225,000	265,649
4.00%, 4/1/34	A2	250,000	295,894
4.00%, 4/1/33	A2	200,000	237,694
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	450,000	445,599
Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,781,632
Geo L Smith II GA Congress Ctr. Rev. Bonds,
(Signia Hotel Mgt., LLC.), 4.00%, 1/1/54 ##	BBB–	2,400,000	2,667,852
Main Street Natural Gas, Inc. Gas Supply Mandatory
Put Bonds (9/1/23), Ser. B, 0.823%, 4/1/48	Aa2	7,000,000	7,039,159
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/33	A3	1,500,000	1,842,427
Monroe Cnty., Dev. Auth. Rev. Bonds,
(Oglethorpe Pwr. Corp.), Ser. B, 0.09%, 1/1/36	VMIG 1	12,820,000	12,820,000
Muni. Election Auth. of GA Rev. Bonds,
(Plant Vogtle Units 3 & 4), Ser. A
5.50%, 7/1/60	A	3,500,000	4,001,643
5.00%, 1/1/56	A2	2,500,000	2,953,768
4.00%, 1/1/59	A2	1,000,000	1,098,796
			40,531,863
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/34	Baa2	200,000	207,988
AGM, 5.00%, 10/1/30	AA	500,000	529,495
			737,483

22 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Hawaii (0.3%)
HI State Harbor Syst. Rev. Bonds, Ser. A
4.00%, 7/1/36	Aa3	$375,000	$437,902
4.00%, 7/1/33	Aa3	1,500,000	1,769,806
4.00%, 7/1/31	Aa3	250,000	297,585
			2,505,293
Idaho (0.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	1,500,000	1,808,944
			1,808,944
Illinois (10.1%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,466,892
Ser. B-2, 5.50%, 1/1/37	BBB+	4,000,000	4,469,410
Ser. A, 5.00%, 1/1/30	BBB+	3,950,000	4,877,837
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	1,500,000	1,650,742
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	995,450
Chicago, Hsg. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/31	AA–	4,540,000	5,433,604
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,074,184
5.00%, 1/1/30	AA	200,000	215,954
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A
5.00%, 1/1/38	A	200,000	240,950
5.00%, 1/1/37	A	1,200,000	1,449,601
4.00%, 1/1/37	A	2,000,000	2,325,088
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,333,833
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	3,024,243
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	A	1,750,000	2,121,996
AGM, 5.00%, 11/1/25	AA	1,420,000	1,424,784
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,405,354
5.00%, 1/1/41	Baa3	700,000	775,740
5.00%, 1/1/35	Baa3	1,000,000	1,121,011
Ser. B, 5.00%, 10/1/32	Baa3	2,000,000	2,369,276
Ser. A, 5.00%, 12/1/31	Baa3	2,870,000	3,355,329
Ser. C, 5.00%, 11/1/29	Baa3	3,550,000	4,148,000
5.00%, 2/1/29	Baa3	2,725,000	3,189,245
Ser. A, 5.00%, 12/1/28	Baa3	2,000,000	2,389,560
Ser. D, 5.00%, 11/1/28	Baa3	6,425,000	7,584,767
5.00%, 2/1/28	Baa3	2,350,000	2,760,573
Ser. D, 5.00%, 11/1/27	Baa3	2,800,000	3,337,685
Ser. A, 4.00%, 3/1/38	Baa3	2,250,000	2,494,438
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), 0.578%, 11/1/34	A2	7,820,000	7,788,653
IL State Fin. Auth. Rev. Bonds
(U. of Chicago (The)), Ser. A, 5.00%, 10/1/35 ##	Aa2	1,150,000	1,588,235
(U. of Chicago (The)), Ser. A, 5.00%, 10/1/34 ##	Aa2	1,500,000	2,044,655
(U. of Chicago (The)), Ser. A, 5.00%, 10/1/33 ##	Aa2	1,750,000	2,361,566

Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Rev. Bonds
(U. of Chicago (The)), Ser. A, 5.00%, 10/1/32 ##	Aa2	$2,000,000	$2,677,482
(Riverside Hlth. Syst. Oblig. Group),
4.00%, 11/15/31	A+	500,000	564,729
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	547,792
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. A, 5.00%, 6/15/57	BBB	2,500,000	2,924,963
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/29	AA	1,580,000	1,947,744
			93,481,365
Indiana (1.0%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	964,087
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26),
(BP Products North America, Inc.), Ser. A,
5.00%, 12/1/44	A2	7,050,000	8,569,587
			9,533,674
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds,
(Lifespace Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	2,900,000	2,906,977
			2,906,977
Kentucky (3.8%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa2	1,400,000	1,540,444
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Louisville Arena Auth., Inc.), Ser. A, AGM,
5.00%, 12/1/45	AA	2,750,000	3,327,217
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/37	A1	2,500,000	3,049,110
(Project No. 117), Ser. B, 5.00%, 5/1/28	A1	565,000	695,644
KY State Pub. Energy Auth.
Gas Supply Mandatory Put Bonds (6/1/25),
Ser. C-1, 4.00%, 12/1/49	A1	9,750,000	10,975,308
Gas Supply Mandatory Put Bonds (1/1/25), Ser. B,
4.00%, 1/1/49	A1	5,000,000	5,533,911
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A	1,135,000	1,364,215
4.00%, 10/1/34	A	6,000,000	6,648,250
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A	415,000	466,821
5.00%, 7/1/30	A	1,000,000	1,126,916
			34,727,836
Louisiana (0.8%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State
U. Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	3,000,000	3,584,786
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	4,000,000	4,132,344
			7,717,130

24 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Maryland (0.9%)
Gaithersburg, Econ. Dev. Rev. Bonds,
(Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	$750,000	$824,574
MD Econ. Dev. Corp. Rev. Bonds, (Morgan State U.)
5.00%, 7/1/56	BBB–	1,000,000	1,177,070
5.00%, 7/1/50	BBB–	1,250,000	1,478,034
MD State Econ. Dev. Corp. Rev. Bonds,
(Seagirt Marine Term.), Ser. A
5.00%, 6/1/49	Baa3	500,000	553,297
5.00%, 6/1/44	Baa3	500,000	555,951
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds
(Adventist Hlth. Care Oblig. Group),
5.00%, 1/1/36 ##	Baa3	1,000,000	1,203,607
(Adventist Hlth. Care Oblig. Group),
5.00%, 1/1/30 ##	Baa3	285,000	339,075
(Adventist Hlth. Care Oblig. Group),
5.00%, 1/1/29 ##	Baa3	290,000	341,552
(Adventist Hlth. Care Oblig. Group),
5.00%, 1/1/28 ##	Baa3	300,000	348,969
(Adventist Hlth. Care Oblig. Group),
5.00%, 1/1/27 ##	Baa3	430,000	493,676
(Stevenson U.), 4.00%, 6/1/51	BBB–	1,000,000	1,103,472
			8,419,277
Massachusetts (3.0%)
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	550,000	556,102
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	895,000	896,678
MA State Port Auth. Rev. Bonds, Ser. E, 5.00%, 7/1/51	Aa2	12,000,000	15,000,463
MA State Wtr. Resource Auth. Rev. Bonds, Ser. A-3,
0.08%, 8/1/37	VMIG 1	11,425,000	11,425,000
			27,878,243
Michigan (8.5%)
Belding Area School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/40	AA	300,000	355,722
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/34	Aa1	250,000	297,387
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	77,575
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds,
Ser. A, AGM
5.00%, 7/1/48	AA	7,000,000	7,855,025
5.00%, 7/1/38	AA	1,000,000	1,126,916
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.25%, 2/1/40	AA	200,000	232,759
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	297,263
Grand Rapids, Wtr. Supply Syst. Rev. Bonds,
5.00%, 1/1/41	Aa2	400,000	468,830
Grand Valley, State U. Rev. Bonds, (MI State U.),
Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	250,000	294,222
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A+	7,780,000	9,292,641

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	$250,000	$280,260
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,363,116
5.00%, 11/1/36	A	1,285,000	1,581,908
5.00%, 11/1/34	A	1,600,000	1,977,483
5.00%, 11/1/31	A	1,100,000	1,368,320
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32	BBB–/F	350,000	362,764
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,250,000	2,479,512
Kentwood, Pub. School G.O. Bonds,
(School Bldg. & Site), 5.00%, 5/1/41	AA–	250,000	295,759
Lansing, School Dist. G.O. Bonds,
(School Bldg. & Site), Ser. I, Q-SBLF, 5.00%, 5/1/41	AA	225,000	266,305
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM,
Q-SBLF, 5.00%, 5/1/40	AA	200,000	235,530
Livonia, Pub. School Dist. G.O. Bonds, AGM,
5.00%, 5/1/45	AA	200,000	234,851
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	721,678
MI State Fin. Auth. Rev. Bonds
(Detroit Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/44	BB+	1,150,000	1,226,349
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA–	5,250,000	5,983,575
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	468,226
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/34	BB+	500,000	540,929
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA–	270,000	307,329
Ser. H-1, 5.00%, 10/1/30	AA–	500,000	575,312
(Detroit), Ser. C-3, 5.00%, 4/1/26	Aa2	1,000,000	1,184,396
(Detroit), Ser. C-3, 5.00%, 4/1/24	Aa2	500,000	562,368
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	BB+	850,000	884,754
(Wayne Cnty.), BAM, 4.00%, 11/1/55	AA	4,000,000	4,597,903
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	3,500,000	3,605,011
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(College for Creative Studies), 5.00%, 12/1/45	BBB+	250,000	262,159
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Health
Corp. Oblig. Group)
Ser. A, 4.00%, 12/1/49 T	Aa3	4,100,000	4,695,234
Ser. A, U.S. Govt. Coll., 5.00% 12/1/47 T	Aa3	5,155,000	5,570,880
MI State Hsg. Dev. Auth. Rev. Bonds, (Rental Hsg.)
Ser. A, 4.625%, 10/1/39	AA	225,000	237,177
Ser. A, 4.45%, 10/1/34	AA	100,000	105,584
Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,072,781
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	1,500,000	1,507,303
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,223,460
Ser. A, 5.00%, 3/1/33	A1	500,000	540,232
5.00%, 3/1/32	A1	130,000	144,552

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Pontiac City, G.O. Bonds,
(Pontiac School Dist.), Q-SBLF
4.00%, 5/1/40	Aa1	$1,000,000	$1,183,449
4.00%, 5/1/38	Aa1	2,000,000	2,379,621
4.00%, 5/1/34	Aa1	1,000,000	1,205,328
4.00%, 5/1/33	Aa1	2,220,000	2,686,630
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/36	AA	250,000	299,157
Warren, Cons. School Dist. G.O. Bonds, Ser. A,
Q-SBLF, 5.00%, 5/1/35	AA	350,000	421,705
			77,937,230
Mississippi (0.9%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	6,525,000	6,550,663
MS State Bus. Fin. Corp. Sol. Waste Disp. Mandatory
Put Bonds (6/3/24), (Waste Management, Inc.),
2.20%, 3/1/27	A–	1,250,000	1,312,529
			7,863,192
Missouri (2.2%)
Kansas City, Indl. Dev. Auth. Arpt. Special
Oblig. Rev. Bonds
(Kansas City Intl. Arpt. Terminal), Ser. B,
5.00%, 3/1/39	A2	5,980,000	7,221,064
(Kansas City Intl. Arpt. Terminal), Ser. B,
5.00%, 3/1/38	A2	2,480,000	3,002,596
AGM, 4.00%, 3/1/57	AA	5,000,000	5,604,250
St. Louis, Muni. Fin. Corp. Rev. Bonds, AGM
5.00%, 10/1/49	AA	2,250,000	2,752,064
5.00%, 10/1/40	AA	1,000,000	1,256,588
			19,836,562
Montana (0.1%)
MT State Fac. Fin. Auth. Rev. Bonds, (SCL Hlth. Syst.),
Ser. A, 4.00%, 1/1/37	Aa3	600,000	705,424
			705,424
Nebraska (1.4%)
Central Plains Energy Project Gas Supply Mandatory
Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	3,250,000	3,690,784
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A2	8,050,000	8,969,240
			12,660,024
Nevada (2.2%)
Clark Cnty., G.O. Bonds, AMBAC, 3.00%, 11/1/35	Aa1	18,175,000	18,190,823
Sparks, Tourism Impt. Dist. No. 1 144A Rev.
Bonds, Ser. A
2.75%, 6/15/28	Ba2	1,800,000	1,839,721
2.50%, 6/15/24	Ba2	650,000	656,272
			20,686,816

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	$625,000	$701,266
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,500,000	1,734,212
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	5,126,246
			7,561,724
New Jersey (5.2%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Provident Group-Montclair State U. Student
Hsg. & Properties), 5.00%, 6/1/37	AA	1,250,000	1,470,521
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	6,549,270
4.00%, 6/15/50	Baa1	1,250,000	1,389,936
4.00%, 6/15/46	Baa1	1,500,000	1,675,579
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa3	3,000,000	3,456,368
NJ State Hlth. Care Fac. Fin. Auth. VRDN,
(AHS Hosp. Corp.), Ser. B, 0.04%, 7/1/36	VMIG 1	1,500,000	1,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/39	Baa1	1,200,000	1,453,923
Ser. AA, 5.00%, 6/15/38	Baa1	1,975,000	2,383,364
Ser. A, 5.00%, 12/15/34	Baa1	4,100,000	5,004,564
Ser. AA, 4.00%, 6/15/45	Baa1	8,325,000	9,313,486
(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	8,463,656
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/35	A–	4,000,000	4,876,964
			47,537,631
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/32	BB+/F	2,155,000	2,201,211
			2,201,211
New York (7.0%)
Brookhaven, Local Dev. Corp. Rev. Bonds,
(Brookhaven Memorial Hosp. Med. Ctr., Inc. Oblig.
Group), 4.50%, 10/1/25	BBB–	2,560,000	2,686,237
Metro. Trans. Auth. Rev. Bonds, Ser. C-1,
4.00%, 11/15/35	A3	4,000,000	4,457,550
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 0.52%, 11/1/26	AA	4,310,000	4,309,281
NY City, G.O. Bonds, Ser. A, 5.00%, 8/1/39	Aa2	8,300,000	10,317,840
NY City, G.O. Bonds, Ser. D-1, 4.00%, 3/1/42	Aa2	3,500,000	4,000,286
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	2,000,000	2,328,998
NY City, Transitional Fin. Auth. Rev. Bonds,
4.00%, 5/1/45	AAA	4,000,000	4,593,679
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. D
4.00%, 2/15/47	Aa2	9,530,000	10,793,601
4.00%, 2/15/40	Aa2	1,500,000	1,723,787
4.00%, 2/15/38	Aa2	4,000,000	4,624,747
NY State Trans. Dev. Corp. Exempt Fac. Rev.
Bonds, (Empire State Thruway Partners, LLC.),
4.00%, 4/30/53	BBB–/F	5,000,000	5,569,955

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	$2,000,000	$2,242,378
Port Auth. of NY & NJ Rev. Bonds
Ser. 207, 5.00%, 9/15/31	Aa3	3,800,000	4,687,998
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	1,998,693
			64,335,030
Ohio (4.7%)
Akron, Income Tax Rev. Bonds
4.00%, 12/1/41	AA–	750,000	831,437
4.00%, 12/1/40	AA–	1,345,000	1,494,073
4.00%, 12/1/38	AA–	770,000	858,355
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	2,900,000	3,269,604
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/53	BB+	2,500,000	2,665,233
(Cleveland Museum of Natural History (The)),
5.00%, 7/1/36	A3	300,000	386,089
(Cleveland Museum of Natural History (The)),
5.00%, 7/1/35	A3	200,000	258,413
(Cleveland Museum of Natural History (The)),
5.00%, 7/1/34	A3	300,000	388,781
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/46	A3	950,000	1,092,333
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/41	A3	230,000	267,875
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/40	A3	250,000	292,152
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/39	A3	200,000	234,364
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/38	A3	250,000	293,885
(Cleveland Museum of Natural History (The)),
4.00%, 7/1/37	A3	200,000	235,891
Columbus, Swr. VRDN, Ser. B, 0.03%, 6/1/32	VMIG 1	1,430,000	1,430,000
Confluence Cmnty. Auth. Rev. Bonds,
(Stadium & Sports)
4.00%, 5/1/39	AA+	750,000	851,193
4.00%, 5/1/34	AA+	1,280,000	1,484,057
4.00%, 5/1/33	AA+	560,000	653,923
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Ohio Living)
6.125%, 7/1/40	BBB/F	940,000	980,211
6.125%, 7/1/40 (Prerefunded 7/1/22)	AAA/P	60,000	64,326
6.00%, 7/1/35	BBB/F	1,765,000	1,842,248
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	110,000	117,761
Hamilton Cnty., Hlth. Care Rev. Bonds,
(Life Enriching Cmntys.), 5.00%, 1/1/32	BBB–/F	1,000,000	1,041,722
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	4,250,000	4,928,355

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Middleburg Heights, Hosp. Rev. Bonds,
(Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47
(Prerefunded 8/1/22)	A2	$1,500,000	$1,597,093
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(Kenyon College 2020), 4.00%, 7/1/44	A2	5,650,000	6,395,627
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners
Oblig. Group)
4.00%, 11/15/41	Baa1	455,000	505,984
4.00%, 11/15/39	Baa1	1,325,000	1,482,452
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, U.S. Govt. Coll., 4.00%, 1/1/43
(Prerefunded 1/1/28)	AAA/P	15,000	17,969
OH State Private Activity Rev. Bonds,
(Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,997,311
Scioto Cnty., Hosp. Rev. Bonds,
(Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	645,000	747,016
5.00%, 2/15/33	A3	355,000	412,122
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	1,350,000	1,423,187
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	145,000	157,306
Warren Cnty., Hlth. Care Fac. Rev. Bonds,
(Otterbein Homes Oblig. Group), Ser. A
4.00%, 7/1/39	A	500,000	560,909
4.00%, 7/1/38	A	1,000,000	1,123,967
4.00%, 7/1/34	A	1,170,000	1,327,983
			43,711,207
Oregon (0.6%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/3/21), (Waste Mgt., Inc.), Ser. A,
2.40%, 8/1/25	A–	1,625,000	1,627,377
Portland, Rev. Bonds, Ser. C, 7.701%, 6/1/22	Aaa	3,820,000	4,010,418
			5,637,795
Pennsylvania (3.8%)
Centre Ctny., Hosp. Auth. Rev. Bonds,
(Mount Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A+	500,000	573,671
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	120,000	136,079
5.00%, 1/1/31	BBB+/F	100,000	113,642
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Ba1	500,000	514,185
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	5,245,000	5,981,299
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	2,035,276
Ser. 2nd, 5.00%, 12/1/36	A3	2,000,000	2,438,634
Ser. A, 4.00%, 12/1/50	A	3,500,000	4,010,647
zero %, 12/1/44	A2	5,000,000	5,481,193

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Auth. for Indl. Dev. Rev. Bonds,
(Independence Charter School-West)
5.00%, 6/15/39	BB/P	$500,000	$546,218
4.00%, 6/15/29	BB/P	350,000	375,578
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,166,078
5.00%, 8/1/31	A	1,000,000	1,161,937
Philadelphia, School Dist. G.O. Bonds, Ser. A
4.00%, 9/1/37	A2	1,850,000	2,105,105
4.00%, 9/1/36	A2	2,000,000	2,289,711
South Central PA, Gen. Auth. Rev. Bonds,
(WellSpan Health Oblig. Group), Ser. A,
4.00%, 6/1/49	Aa3	5,000,000	5,626,130
			34,555,383
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,144,320
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,596,591
			4,740,911
South Carolina (3.6%)
Charleston Cnty., Arpt. Dist. Syst. Rev. Bonds, Ser. A,
5.25%, 7/1/33	A1	5,320,000	5,859,838
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group)
4.00%, 11/1/32	A1	750,000	852,642
4.00%, 11/1/31	A1	750,000	855,459
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,194,768
5.00%, 10/1/28	A2	425,000	510,963
Patriots Energy Group Fin. Agcy. Gas Supply
Mandatory Put Bonds (2/1/24), Ser. A,
4.00%, 10/1/48	Aa2	4,205,000	4,591,280
SC State Jobs Econ. Dev. Auth. Hosp. VRDN
(Prisma Hlth. Oblig. Group), Ser. B, 0.06%, 5/1/48	VMIG 1	500,000	500,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	2,000,000	2,262,443
Ser. E, 5.50%, 12/1/53	A2	2,000,000	2,236,042
Ser. E, 5.25%, 12/1/55	A2	1,970,000	2,304,268
Ser. E, 5.00%, 12/1/48	A2	1,455,000	1,612,460
Ser. A, 5.00%, 12/1/36	A2	4,000,000	4,757,151
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 0.527%, 10/1/31	Aa3	5,970,000	5,973,909
			33,511,223
Tennessee (0.6%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	490,474
Ser. A-1, 4.00%, 8/1/38 T	Baa1	425,000	489,679
Ser. A-2, 5.00%, 8/1/44 T	Baa1	425,000	504,127

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Tennessee cont.
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/44 T	Baa1	$875,000	$996,022
Ser. A-2, 5.00%, 8/1/49 T	Baa1	775,000	918,245
Memphis-Shelby Cnty. Arpt. Auth. ##	A2	1,800,000	2,217,366
			5,615,913
Texas (7.3%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Riverwalk Education Foundation, Inc.), PSFG,
4.00%, 8/15/44	AAA	4,600,000	5,239,303
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/31	AAA	365,000	422,362
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. B
4.00%, 1/1/51 ##	A–	2,750,000	3,114,760
4.00%, 1/1/40 ##	A–	750,000	873,284
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A–	375,000	442,265
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,334,541
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 5.00%, 8/15/33	AAA	1,000,000	1,167,359
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	9,030,000	10,556,440
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,215,000	2,604,797
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa2	1,300,000	1,354,936
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,283,522
Houston, Util. Syst. Rev. Bonds, Ser. D,
5.00%, 11/15/39	Aa2	2,285,000	2,612,576
Irving, Hotel Occupancy Tax Rev. Bonds
5.00%, 8/15/39	BBB+	600,000	680,666
5.00%, 8/15/36	BBB+	430,000	492,549
5.00%, 8/15/34	BBB+	300,000	345,679
5.00%, 8/15/33	BBB+	240,000	277,611
5.00%, 8/15/31	BBB+	100,000	116,575
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5.00%, 5/15/40	A	750,000	858,839
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,721,203
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	778,102
(CHF-Stephenville, LLC), 5.375%, 4/1/28
(Prerefunded 4/1/23)	AAA/P	1,150,000	1,266,856
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%,
4/1/47 (Prerefunded 4/1/25)	AAA/P	3,155,000	3,717,758
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 4.00%, 7/1/48	AA	1,705,000	1,865,125
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa3	1,000,000	1,142,458

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Texas cont.
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I,
6.50%, 1/1/43	A1	$9,700,000	$11,542,567
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A2	250,000	297,370
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	2,750,000	3,224,550
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	5,000,000	5,976,287
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/37	A+	250,000	250,816
			67,561,156
Utah (2.2%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. C, 0.05%, 5/15/36	A-1+	8,775,000	8,775,000
Salt Lake City, Arpt. Rev. Bonds, Ser. A, 5.00%, 7/1/43	A2	5,000,000	5,978,187
UT Infrastructure Agcy. Rev. Bonds, Ser. A
4.00%, 10/15/41	BBB–/F	500,000	566,784
4.00%, 10/15/38	BBB–/F	500,000	572,446
4.00%, 10/15/36	BBB–/F	300,000	346,134
4.00%, 10/15/34	BBB–/F	800,000	929,092
4.00%, 10/15/32	BBB–/F	500,000	592,880
3.00%, 10/15/45	BBB–/F	1,000,000	999,330
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.)
5.00%, 10/15/38	AA	720,000	837,291
5.00%, 10/15/33	AA	420,000	494,320
5.00%, 10/15/31	AA	530,000	629,523
			20,720,987
Virginia (3.4%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	625,000	696,164
Federal Home Loan Mortgage Corporation Rev.
Bonds, Ser. M-053, Class A, 2.55%, 6/15/35	AA+	7,394,995	7,715,381
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27 (Escrowed to maturity)	A2	9,700,000	11,425,225
VA State Small Bus. Fin. Auth. Rev. Bonds
(95 Express Lanes, LLC), 5.00%, 7/1/49	BBB–	4,000,000	4,118,638
(Express Lanes, LLC), 5.00%, 7/1/34	BBB–	1,200,000	1,236,497
(National Sr. Campuses, Inc. Oblig. Group),
4.00%, 1/1/45	A/F	6,000,000	6,565,685
			31,757,590
Washington (1.3%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/37	A2	4,500,000	5,466,561
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,109,407
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.173%, 1/1/42	A+	2,500,000	2,510,228

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (103.3%)* cont.	Rating**	Principal amount	Value
Washington cont.
Washington St., Edu. Facs. Rev. Bonds, (Seattle U.)
4.00%, 5/1/50	A	$1,200,000	$1,341,205
4.00%, 5/1/45	A	1,000,000	1,123,111
			11,550,512
Wisconsin (0.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds,
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	1,000,000	1,046,465
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Hmong American Peace Academy, Ltd.),
5.00%, 3/15/50	BBB	1,375,000	1,621,449
(Three Pillars Sr. Living), 5.00%, 8/15/28
(Prerefunded 8/15/23)	BBB+/F	1,040,000	1,151,786
(Thedacare, Inc.), 4.00%, 12/15/49	A1	1,000,000	1,120,328
(Hmong American Peace Academy, Ltd.),
4.00%, 3/15/30	BBB	400,000	445,879
			5,385,907
Total municipal bonds and notes (cost $891,035,260)			$951,165,214

	Principal amount/
SHORT-TERM INVESTMENTS (1.3%)*		shares	Value
Putnam Short Term Investment Fund 0.09% L	Shares	9,717,385	$9,717,385
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	410,000	410,000
U.S. Treasury Cash Management Bills 0.033%, 6/1/21 # ∆ §		$1,200,000	1,199,969
U.S. Treasury Cash Management Bills 0.018%, 7/13/21 §		800,000	799,959
Total short-term investments (cost $12,127,276)			$12,127,313

TOTAL INVESTMENTS
Total investments (cost $903,162,536)			$963,292,527

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $921,125,127.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $517,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

34 Tax Exempt Income Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $323,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,110,920 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $79,196,639 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.07%, 0.11% and 0.19%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	17.3%
Health care	17.3
Utilities	12.2

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
	Number of	Notional		Expiration	Unrealized
	contracts	amount	Value	date	appreciation
U.S. Treasury Bond 30 yr (Short)	44	$6,802,125	$6,802,125	Jun-21	$163,526
U.S. Treasury Note 5 yr (Short)	420	51,827,344	51,827,344	Jun-21	251,711
Unrealized appreciation					415,237
Unrealized (depreciation)					—
Total					$415,237

Tax Exempt Income Fund 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$20,000,000	$309,520	$—	5/13/21	—	0.32% minus	$(309,520)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
20,000,000	296,640	—	5/10/21	—	0.33% minus	(296,640)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
19,000,000	153,083	—	6/15/21	—	0.50% minus	(153,083)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
5,000,000	356,545	—	5/13/21	—	1.52% minus	356,546
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
3,400,000	29,747	—	4/14/21	—	0.40% minus	(29,747)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
7,000,000	61,243	—	4/14/21	—	0.40% minus	(61,243)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
7,680,000	75,272	—	4/20/21	—	0.40% minus	(75,272)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,600,000	164,941	—	4/14/21	—	1.50% minus	164,941
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

36 Tax Exempt Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
$1,920,000	$130,364	$—	4/20/21	—	1.50% minus	$130,364
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
5,000,000	333,270	—	5/10/21	—	1.54% minus	333,270
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		985,121
Upfront premium (paid)		—		Unrealized (depreciation)		(925,505)
Total		$—		Total		$59,616

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return
		received	tion	received (paid)	received by	Unrealized
Notional amount	Value	(paid)	date	by fund	or paid by fund	depreciation
$42,392,000	$42,985	$(428)	3/29/26	2.51% — At	USA Non Revised	$(43,413)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(428)				$(43,413)

Tax Exempt Income Fund 37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$951,165,214	$—
Short-term investments	410,000	11,717,313	—
Totals by level	$410,000	$962,882,527	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$415,237	$—	$—
Total return swap contracts	—	16,631	—
Totals by level	$415,237	$16,631	$—

The accompanying notes are an integral part of these financial statements.

38 Tax Exempt Income Fund

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $893,445,151)	$953,575,142
Affiliated issuers (identified cost $9,717,385) (Notes 1 and 5)	9,717,385
Interest and other receivables	9,726,471
Receivable for shares of the fund sold	116,510
Receivable for investments sold	834,000
Receivable for sales of delayed delivery securities (Note 1)	6,143,990
Receivable for variation margin on futures contracts (Note 1)	88,215
Unrealized appreciation on OTC swap contracts (Note 1)	985,121
Prepaid assets	55,222
Total assets	981,242,056

LIABILITIES
Payable to custodian	89,500
Payable for investments purchased	466,649
Payable for purchases of delayed delivery securities (Note 1)	36,606,852
Payable for shares of the fund repurchased	810,372
Payable for compensation of Manager (Note 2)	327,916
Payable for custodian fees (Note 2)	12,051
Payable for investor servicing fees (Note 2)	104,343
Payable for Trustee compensation and expenses (Note 2)	449,080
Payable for administrative services (Note 2)	2,906
Payable for distribution fees (Note 2)	498,872
Payable for floating rate notes issued (Note 1)	19,072,917
Distributions payable to shareholders	231,228
Unrealized depreciation on OTC swap contracts (Note 1)	925,505
Collateral on certain derivative contracts, at value (Notes 1 and 8)	410,000
Other accrued expenses	108,738
Total liabilities	60,116,929

Net assets	$921,125,127

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$854,872,011
Total distributable earnings (Note 1)	66,253,116
Total — Representing net assets applicable to capital shares outstanding	$921,125,127

(Continued on next page)

Tax Exempt Income Fund 39

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($776,724,362 divided by 88,225,446 shares)	$8.80
Offering price per class A share (100/96.00 of $8.80)*	$9.17
Net asset value and offering price per class B share ($934,635 divided by 106,093 shares)**	$8.81
Net asset value and offering price per class C share ($16,912,823 divided by 1,915,464 shares)**	$8.83
Net asset value, offering price and redemption price per class R6 share
($4,229,267 divided by 479,333 shares)	$8.82
Net asset value, offering price and redemption price per class Y share
($122,324,040 divided by 13,857,204 shares)	$8.83

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Tax Exempt Income Fund

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $21,775 from investments in affiliated issuers) (Note 5)	$13,750,409
Total investment income	13,750,409

EXPENSES
Compensation of Manager (Note 2)	1,965,715
Investor servicing fees (Note 2)	316,400
Custodian fees (Note 2)	10,440
Trustee compensation and expenses (Note 2)	21,106
Distribution fees (Note 2)	1,082,082
Administrative services (Note 2)	15,890
Interest and fees expense (Note 1)	92,389
Other	179,307
Total expenses	3,683,329
Expense reduction (Note 2)	(385)
Net expenses	3,682,944

Net investment income	10,067,465

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,713,120
Futures contracts (Note 1)	520,180
Swap contracts (Note 1)	(20,880)
Total net realized gain	8,212,420
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	5,300,685
Futures contracts	441,622
Swap contracts	6,879
Total change in net unrealized appreciation	5,749,186

Net gain on investments	13,961,606

Net increase in net assets resulting from operations	$24,029,071

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 41

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$10,067,465	$22,397,025
Net realized gain (loss) on investments	8,212,420	(1,620,143)
Change in net unrealized appreciation of investments	5,749,186	1,327,491
Net increase in net assets resulting from operations	24,029,071	22,104,373
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(195,902)	(538,064)
Class B	(267)	(1,747)
Class C	(5,129)	(17,344)
Class R6	(1,005)	(2,409)
Class Y	(30,081)	(59,768)
From tax-exempt net investment income
Class A	(8,432,497)	(19,348,413)
Class B	(8,598)	(40,714)
Class C	(141,990)	(405,923)
Class M	—	(19,901)
Class R6	(48,730)	(95,934)
Class Y	(1,447,136)	(2,579,487)
Net realized short-term gain on investments
Class A	—	(9,057,370)
Class B	—	(31,312)
Class C	—	(298,288)
Class R6	—	(40,093)
Class Y	—	(969,564)
From net realized long-term gain on investments
Class A	—	(8,723,408)
Class B	—	(29,936)
Class C	—	(286,548)
Class R6	—	(38,667)
Class Y	—	(938,062)
Decrease from capital share transactions (Note 4)	(15,336,922)	(22,851,306)
Total decrease in net assets	(1,619,186)	(44,269,885)

NET ASSETS
Beginning of period	922,744,313	967,014,198
End of period	$921,125,127	$922,744,313

*Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Tax Exempt Income Fund

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Tax Exempt Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
March 31, 2021**	$8.68	.09	.13	.22	(.10)	—	(.10)	$8.80	2.50 *	$776,724	.40*c	1.07*	15*
September 30, 2020	8.86	.21	.01	.22	(.21)	(.19)	(.40)	8.68	2.62	785,840	.80[c]	2.44	41
September 30, 2019	8.41	.24	.49	.73	(.26)	(.02)	(.28)	8.86	8.84	841,144	.78[c]	2.80	63
September 30, 2018	8.63	.26	(.21)	.05	(.27)	—	(.27)	8.41	.56	815,986.77		3.06	42
September 30, 2017	8.86	.29	(.22)	.07	(.30)	—	(.30)	8.63	.88	894,935	.78[e]	3.40	35
September 30, 2016	8.70	.32	.15	.47	(.31)	—	(.31)	8.86	5.54	910,921	.77[f]	3.59[f]	21
Class B
March 31, 2021**	$8.68	.07	.13	.20	(.07)	—	(.07)	$8.81	2.31*	$935	.70*c	.78*	15*
September 30, 2020	8.86	.15	.02	.17	(.16)	(.19)	(.35)	8.68	1.95	1,367	1.43[c]	1.84	41
September 30, 2019	8.42	.19	.48	.67	(.21)	(.02)	(.23)	8.86	8.03	3,238	1.41[c]	2.20	63
September 30, 2018	8.63	.21	(.21)	—[d]	(.21)	—	(.21)	8.42	.04	4,653	1.40	2.43	42
September 30, 2017	8.86	.24	(.22)	.02	(.25)	—	(.25)	8.63	.24	6,786	1.41[e]	2.76	35
September 30, 2016	8.70	.26	.16	.42	(.26)	—	(.26)	8.86	4.87	6,876	1.40[f]	2.96[f]	21
Class C
March 31, 2021**	$8.70	.06	.13	.19	(.06)	—	(.06)	$8.83	2.23*	$16,913	.78*c	.70*	15*
September 30, 2020	8.88	.14	.02	.16	(.15)	(.19)	(.34)	8.70	1.79	21,434	1.58[c]	1.67	41
September 30, 2019	8.44	.17	.48	.65	(.19)	(.02)	(.21)	8.88	7.85	27,210	1.56[c]	2.03	63
September 30, 2018	8.65	.19	(.20)	(.01)	(.20)	—	(.20)	8.44	(.11)	30,378	1.55	2.28	42
September 30, 2017	8.88	.22	(.22)	—[d]	(.23)	—	(.23)	8.65	.09	40,251	1.56[e]	2.62	35
September 30, 2016	8.72	.25	.15	.40	(.24)	—	(.24)	8.88	4.70	40,983	1.55[f]	2.80[f]	21
Class R6
March 31, 2021**	$8.69	.11	.13	.24	(.11)	—	(.11)	$8.82	2.76*	$4,229	.27*c	1.21*	15*
September 30, 2020	8.88	.23	.01	.24	(.24)	(.19)	(.43)	8.69	2.76	3,809	.56[c]	2.67	41
September 30, 2019	8.44	.26	.48	.74	(.28)	(.02)	(.30)	8.88	8.97	3,927	.54[c]	3.04	63
September 30, 2018 †	8.47	.09	(.02)	.07	(.10)	—	(.10)	8.44	.83*	10	.19*	1.23*	42
Class Y
March 31, 2021**	$8.70	.11	.13	.24	(.11)	—	(.11)	$8.83	2.74*	$122,324	.28*c	1.20*	15*
September 30, 2020	8.88	.23	.01	.24	(.23)	(.19)	(.42)	8.70	2.84	110,294	.58[c]	2.64	41
September 30, 2019	8.44	.26	.48	.74	(.28)	(.02)	(.30)	8.88	8.93	85,832	.56[c]	3.00	63
September 30, 2018	8.65	.28	(.20)	.08	(.29)	—	(.29)	8.44	.89	72,534.55		3.27	42
September 30, 2017	8.88	.31	(.22)	.09	(.32)	—	(.32)	8.65	1.09	65,741	.56[e]	3.60	35
September 30, 2016	8.72	.34	.15	.49	(.33)	—	(.33)	8.88	5.75	52,776	.55[f]	3.79[f]	21

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.03% and 0.01% of average net assets for the periods ended March 31, 2021, September 30, 2020 and September 30, 2019, respectively.

d Amount represents less than $0.01 per share.

e Includes one-time merger costs of 0.01% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

44 Tax Exempt Income Fund	Tax Exempt Income Fund 45

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 31, 2021.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

46 Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses

Tax Exempt Income Fund 47

may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

48 Tax Exempt Income Fund

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $402,697 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $323,000 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $33,853,477 were held by the TOB trust and served as collateral for $19,072,917 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $11,898 for these investments based on an average interest rate of 0.12%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,313,135 recognized during the period between November 1, 2019 and September 30, 2020 to its fiscal year ending September 30, 2021.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $904,801,135, resulting in gross unrealized appreciation and depreciation of $70,439,660 and $11,516,400, respectively, or net unrealized appreciation of $58,923,260.

Tax Exempt Income Fund 49

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.211% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$267,048	Class R6	1,008
Class B	378	Class Y	41,050
Class C	6,916	Total	$316,400

50 Tax Exempt Income Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $385 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $639, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$976,280
Class B	1.00%	0.85%	4,697
Class C	1.00%	1.00%	101,105
Total			$1,082,082

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,107 from the sale of class A shares and received $1,020 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $60 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$139,229,044	$129,386,333
U.S. government securities (Long-term)	—	—
Total	$139,229,044	$129,386,333

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Tax Exempt Income Fund 51

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	3,572,620	$31,405,632	8,826,079	$76,431,228
Shares issued in connection with
reinvestment of distributions	871,175	7,659,087	3,879,568	33,578,275
	4,443,795	39,064,719	12,705,647	110,009,503
Shares repurchased	(6,798,155)	(59,731,011)	(17,089,018)	(146,948,687)
Net decrease	(2,354,360)	$(20,666,292)	(4,383,371)	$(36,939,184)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,727	$14,940	9,862	$87,192
Shares issued in connection with
reinvestment of distributions	939	8,253	10,084	87,441
	2,666	23,193	19,946	174,633
Shares repurchased	(54,036)	(475,461)	(228,007)	(1,966,612)
Net decrease	(51,370)	$(452,268)	(208,061)	$(1,791,979)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	128,040	$1,122,484	447,553	$3,923,822
Shares issued in connection with
reinvestment of distributions	15,389	135,648	102,787	892,739
	143,429	1,258,132	550,340	4,816,561
Shares repurchased	(691,413)	(6,084,730)	(1,150,951)	(9,949,801)
Net decrease	(547,984)	$(4,826,598)	(600,611)	$(5,133,240)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			11,234	$99,867
Shares issued in connection with reinvestment of distributions			1,224	10,871
			12,458	110,738
Shares repurchased			(649,448)	(5,760,873)
Net decrease			(636,990)	$(5,650,135)

52 Tax Exempt Income Fund

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	69,506	$613,810	170,493	$1,477,246
Shares issued in connection with
reinvestment of distributions	5,603	49,377	19,131	165,952
	75,109	663,187	189,624	1,643,198
Shares repurchased	(33,885)	(298,041)	(193,801)	(1,666,523)
Net increase (decrease)	41,224	$365,146	(4,177)	$(23,325)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,027,888	$26,566,211	6,122,395	$53,307,280
Shares issued in connection with
reinvestment of distributions	117,312	1,034,271	411,871	3,574,484
	3,145,200	27,600,482	6,534,266	56,881,764
Shares repurchased	(1,967,494)	(17,357,392)	(3,520,764)	(30,195,207)
Net increase	1,177,706	$10,243,090	3,013,502	$26,686,557

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$21,205,293	$175,414,940	$186,902,848	$21,775	$9,717,385
Total Short-term
investments	$21,205,293	$175,414,940	$186,902,848	$21,775	$9,717,385

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no

Tax Exempt Income Fund 53

longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	200
OTC total return swap contracts (notional)	$55,300,000
Centrally cleared total return swap contracts (notional)	$18,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$1,400,358*	Unrealized depreciation	$968,490 *
Total		$1,400,358		$968,490

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$520,180	$(20,880)	$499,300
Total	$520,180	$(20,880)	$499,300

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$441,622	$6,879	$448,501
Total	$441,622	$6,879	$448,501

54 Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N. A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Total return swap contracts*#	$356,546	$—	$628,575	$985,121
Futures contracts§	—	88,215	—	88,215
Total Assets	$356,546	$88,215	$628,575	$1,073,336
Liabilities:
OTC Total return swap contracts*#	759,243	—	166,262	925,505
Futures contracts§	—	—	—	—
Total Liabilities	$759,243	$—	$166,262	$925,505
Total Financial and Derivative	$(402,697)	$88,215	$462,313	$147,831
Net Assets
Total collateral	$(323,000)	$—	$410,000
received (pledged)†##
Net amount	$(79,697)	$88,215	$52,313
Controlled collateral received
(including TBA commitments)**	$—	$—	$410,000	$410,000
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(323,000)	$—	$—	$(323,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $517,000 and $1,110,920, respectively.

Tax Exempt Income Fund 55

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

56 Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
60 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021